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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2005

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-21577                84-1100630
(State or other jurisdiction of   Commission File Number    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                          (303) 440-5220 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 5.02  DEPARTURE OF  PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER.

(d) We announced on April 28, 2005, that Robert B. Dimond has been appointed Chief Financial Officer and Senior Vice President of the Company. He succeeds Edward Dunlap, who has served in the position since December 2001, and is now Senior Vice President of Operations for Wild Oats.

     Mr. Dimond's agreement with the Company provides for initial base salary of $290,000, with certain bonus opportunities dependent on continuing employment and the achievement of individual and Company performance goals. The Company created an individual equity incentive plan as inducement to Mr. Dimond's entry into employment with the Company, and 100,000 shares were reserved for issuance thereunder. The Company and Mr. Dimond will enter into a severance agreement such terms including payments in the event that employment with the Company is terminated by the Company other than for "cause" (as defined in such agreement) and in the event that employment with the Company is terminated by the Company other than for "cause" or by the individual for "good reason" (as defined in such agreement) within 24 months following a "change in control" (as defined in such agreement) of the Company.

     Mr. Dimond has over nineteen years experience in the grocery finance, most recently with Penn Traffic Company as Executive Vice President and Chief Financial Officer. Prior to that, Mr. Dimond was Executive Vice President, Chief Financial Officer and Treasurer from 2000 to November 2004 with Nash Finch Company, and Group Vice President and Chief Financial Officer from 1999 to 2000 with Kroger Co. Western Region. Mr. Dimond is 43 years old and a certified public accountant in the state of Utah.

     Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Dimond or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Dimond and any director or executive officer of the Company.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1  Press Release of Wild Oats Markets, Inc. dated April 28, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  Wild Oats Markets, Inc.
                                                  (Registrant)

                                                  By:  /s/ Freya R. Brier
                                                       -------------------------
                                                       Freya R. Brier
Date: April 28, 2005                                   Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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Exhibit 99.1   Press Release of Wild Oats Markets, Inc. dated April 28, 2005.